U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2016
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch CO,	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

Pursuant to an Assignment and Assumption Agreement entered into among ADA-RCM6, LLC (“ADA-RCM6”), a Colorado limited liability company and indirect wholly-owned subsidiary of Advanced Emissions Solutions, Inc. (the “Company”), another seller and Liberty Clean Fuels 2, LLC, a Delaware limited liability company (the “Buyer”) as set forth in the Agreement for Purchase of Membership Interests, described in Item 2.01 of this Current Report on Form 8-K, as of March 3, 2016, the Buyer has assumed the obligations and liabilities of ADA-RCM6 with respect to the Third Amended and Restated Limited Liability Company Agreement dated March 2, 2016 (the “LLC Agreement”) of RCM6, LLC (“RCM6”), a Colorado limited liability company.

Under the LLC Agreement, ADA-RCM6 was subject to quarterly capital calls and variable payments based upon differences in originally forecasted refined coal production as of February 10, 2014, the date ADA-RCM6 purchased a 24.95% membership interest in RCM6, and actual quarterly production. ADA-RCM6 made capital calls and variable payments of $4.2 million and $2.4 million during the years ended December 31, 2014 and 2015, respectively. The LLC Agreement amends and restates the Second Amended and Restated Limited Liability Company Agreement of RCM6, LLC, filed as Exhibit 10.39 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 on February 29, 2016, and such amendment and restatement was not material to ADA-RCM6 or the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 3, 2016, ADA-RCM6, another seller, and the Buyer entered into an Agreement for Purchase of Membership Interests (the “Purchase Agreement”) pursuant to which the Buyer purchased ADA-RCM6’s 24.95% membership interest in RCM6 for a cash payment of $1.8 million and assumption of the outstanding note payable made by ADA-RCM6 in connection with its purchase of RCM6 membership interests in February 2014. As a result of the sale, ADA-RCM6 is no longer a member of RCM6 and is no longer subject to the quarterly capital calls and variable payments to RCM6 required under the LLC Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is attached to this report as Exhibit 2.1.

Item 7.01	Regulation FD Disclosure

On March 7, 2016, the Company issued a press release providing a business update, including discussion of the transaction described above in Item 2.01 of this report. A copy of the press release is furnished as Exhibit 99.1 to this report. The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pro Forma financial information regarding the transaction described above in Item 2.01 of this report is furnished as Exhibit 99.2 to this report.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement for Purchase of Membership Interests dated as of March 3, 2016
99.1	Press Release dated March 7, 2015
99.2	Unaudited Pro Forma Condensed Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 9, 2016

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement for Purchase of Membership Interests dated as of March 3, 2016
99.1	Press Release dated March 7, 2015
99.2	Unaudited Pro Forma Condensed Financial Information

4